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Exhibit 10.8

                               , 2008

Cherry Tree Acquisition Corp.
301 Carlson Parkway
Suite 103
Minneapolis, MN 55305

Lazard Capital Markets LLC
30 Rockefeller Plaza
New York, NY 10020

  Re:
  Initial Public Offering

Gentlemen:

        The undersigned director of Cherry Tree Acquisition Corp. ("Company"), in consideration of Lazard Capital Markets LLC ("Lazard") agreeing to underwrite an initial public offering of securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 17 hereof):

          1.     If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares beneficially owned by him in accordance with the majority of the votes cast by the holders of the IPO shares.

          2.     In the event that the Company fails to consummate a Business Combination within 24 months from the effective date ("Effective Date") of the registration statement relating to the IPO, the undersigned will (i) cause the Trust Fund to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to the Insider Shares beneficially owned by him ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

          3.     In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any Business Combination opportunity with a target business or businesses having a collective fair value in excess of 80% of the Company's net assets, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

          4.     The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Lazard that the business combination is fair to the Company's unaffiliated stockholders from a financial point of view. The undersigned acknowledges and agrees that the Company will not consummate a Business Combination with any company with which the undersigned has had any discussions, formal or otherwise, prior to the consummation of the IPO, with respect to a Business Combination.

          5.     Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination; provided that undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

          6.     Neither the undersigned, any member of the family, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

          7.     The undersigned will escrow all of the Insider Shares beneficially owned by him acquired prior to the IPO until one year after the consummation by the Company of a Business Combination subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company. The undersigned understands that if the underwriters do not exercise any part of their over-allotment option, then certain of the undersigned's Insider Shares shall be cancelled upon expiration of the over-allotment option, and the undersigned will receive no consideration for such cancellation.

          8.     The undersigned agrees to be a Director until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and Lazard and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's questionnaire furnished to the Company and Lazard and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

            a)    he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

            b)    he has never, nor has any entity with which he has been affiliated, filed for bankruptcy, been declared insolvent or been placed into involuntary receivership;

            c)     he has never been convicted of or pleaded guilty to any crime (i) involving any fraud, (ii) relating to any financial transaction or handling of funds of another person or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

            d)    he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

          9.     The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Director of the Company.

          10.   The undersigned hereby waives his right to exercise conversion rights with respect to any shares of the Company's common stock owned or to be owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a Business Combination.

          11.   The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company's Certificate of Incorporation to extend the period of time in which the Company must consummate a Business Combination prior to its liquidation. This paragraph may not be modified or amended under any circumstances.

          12.   The undersigned authorizes any employer, financial institution or consumer credit reporting agency to release to Lazard and its legal representatives or agents (including any investigative search firm retained by Lazard) any information they may have about the undersigned's background and finances ("Information"). Neither Lazard nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

          13.   The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

          14.   This Agreement shall be binding on the undersigned and such person's respective successors, heirs, personal representatives and assigns. This Agreement shall terminate on the earlier of (i) the date upon which a Business Combination is consummated, or (ii) the Company's earlier liquidation; provided, however, that any such termination shall not relieve the undersigned from any liability resulting from or arising out of any breach of any agreement or covenant hereunder occurring prior to the termination of this Agreement.

          15.   No term or provision of this Agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the undersigned with the written consent of the Company and Lazard.

          16.   This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Graubard Miller as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Lazard and appoint a substitute agent acceptable to each of the Company and Lazard within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

          17.   As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO; (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO; and (v) "Trust Fund" shall mean the trust fund into which a portion of the net proceeds of the Company's IPO will be deposited.

John S. Bode Print Name of Insider
Signature

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  Exhibit 10.8